Exhibit 4.2

AMBAC FINANCIAL GROUP, INC.

as Issuer

and

The Bank of New York Mellon

as Trustee

INDENTURE

DATED AS OF August 1, 2024

Subordinated Debt Securities

i

CROSS-REFERENCE TABLE(1)

TRUST INDENTURE ACT SECTION		INDENTURE SECTION
§ 310	(a)(1)	6.9
	(a)(2)	6.9
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.8, 6.10
§ 311	(a)	6.13
	(b)	6.13
	(b)(2)	7.3(a)(ii), 7.3(b)
§ 312	(a)	7.1, 7.2(a)
	(b)	7.2(b)
	(c)	7.2(c)
§ 313	(a)	7.3(a)
	(b)(1)	Not Applicable
	(b)(2)	7.3(a)
	(c)	7.3(a)
	(d)	7.3(b)
§ 314	(a)	7.4
	(b)	Not Applicable
	(c)(1)	1.2
	(c)(2)	1.2
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.2
§ 315	(a)	6.1(a)
	(b)	6.2, 7.3(a)(6)
	(c)	6.1(b)
	(d)	6.1(c)
	(d)(1)	6.1(a)(i), (c)(i)
	(d)(2)	6.1(c)(ii)
	(d)(3)	6.1(c)(iii)
	(e)	5.14
§ 316	(a)	1.1
	(a)(1)(A)	5.2, 5.12
	(a)(1)(B)	5.13

i

	(a)(2)	Not Applicable
	(b)	5.8
§ 317	(a)(1)	5.3
	(a)(2)	5.4
	(b)	10.3
§ 318	(a)	1.8

(1)	This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

ii

INDENTURE, dated as of August 1, 2024, between Ambac Financial Group, Inc., a Delaware corporation (the “Company”), having its principal office at One World Trade Center, New York, New York 10007, and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated unsecured debentures, notes or other evidences of indebtedness, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided; and

WHEREAS, the Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1 Definitions.

For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the terms “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(d) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act” when used with respect to any Holders has the meaning specified in Section 1.4.

“Additional Amounts” means any additional amounts that are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and that are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Officer” means the President, any Executive Vice President, any Senior Managing Director, any Managing Director, any First Vice President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day,” means any day other than a Saturday or Sunday, legal holiday or a day on which federal or state banking institutions in the Borough of Manhattan, the City and State of New York, are authorized or obligated by law, executive order or regulation to close.

“Capitalized Lease Obligation” means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with such principles.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means Ambac Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware or any successor in interest thereof.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the President, any Vice President, and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the principal office or agency of the Trustee, at which at any particular time its corporate trust business relating to this Indenture shall be administered, which office at the date of original execution of this Indenture is located at 240 Greenwich Street, Floor 7E, New York, New York 10286, Attention: Corporate Trust - Client Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee.

“corporation” means any corporation and, except as used in Article 8 hereof, any association, partnership, limited liability company or business trust.

“Defaulted Interest” has the meaning specified in Section 3.7.

“Depositary” means, with respect to Securities, for which the Company shall determine that such Securities will be issued as a Global Security, The Depositary Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated as Depositary by the Company pursuant to Section 3.1(c).

“Dollars” or “$” or any similar reference shall mean currency of the United States, which at the time shall be legal tender for the payment of public and private debts.

“Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Event of Default” has the meaning specified in Section 5.1.

“Global Security” means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.3, and bearing the legend prescribed in Section 2.3.

“Holder” when used with respect to any Security means the Person in whose name the Security is registered in the Security Register.

“Indebtedness” means, with respect to any Person, (i) the principal of and any premium and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through (vi) above.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Interest” when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity means interest payable after Maturity, and, when used with respect to a Security that provides for the payment of Additional Amounts pursuant to Section 10.4, includes such Additional Amounts.

“Interest Payment Date” means the Stated Maturity of an installment of interest on the applicable Securities.

“Maturity” when used with respect to any Security means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board, the President, any Vice President of the Company, and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 1.2.

“Opinion of Counsel” means an opinion in writing of legal counsel who may be an employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 1.2.

“Original Issue Discount Security” means a Security issued pursuant to this Indenture that provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 5.2.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(c) Securities that have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 1.4(a), and, provided, further, that Securities owned beneficially by the Company or any other obligor upon the Securities or any Affiliate (other than officers or directors of the Company) of the Company or such other obligor, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. In the case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all securities known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to the terms of this Indenture, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” when used with respect to the Securities of any series means the place or places where, subject to the provisions of Section 10.2, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as provided pursuant to Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

“Redemption Date” when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price” when used with respect to any Security to be redeemed means the price at which it is to be redeemed as determined pursuant to the provisions of this Indenture.

“Registered Security” means any Security established pursuant to Section 2.1 that is registered in the Security Register.

“Regular Record Date” for the interest payable on a Security on any Interest Payment Date means the date, if any, specified in such Security as the “Regular Record Date.”

“Responsible Officer” when used with respect to the Trustee means the president, any vice president (whether or not designated by a number or a word or words added before or after the title “vice president”), any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Security” or “Securities” means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5.

“Senior Indebtedness” means, with respect to the Securities of any particular series, all Indebtedness of the Company outstanding at any time, except (a) the Securities of such series, (b) Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is subordinated to or pari passu with the Securities of such series, (c) Indebtedness of the Company to an Affiliate of the Company, (d) interest accruing after the filing of a petition initiating any proceeding referred to in Section 5.1(d) and Section 5.1(e) unless such interest is an allowed claim enforceable against the Company in a proceeding under federal or state bankruptcy laws and (e) trade accounts payable.

“Special Record Date” for the payment of any Defaulted Interest on the Securities of any series means a dated fixed by the Trustee pursuant to Section 3.7.

“Stated Maturity” when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Shares shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

“Trustee” means The Bank of New York Mellon, a New York banking corporation, in its capacity as trustee hereunder, and, subject to the provisions of Article VI, shall also include its successors and assigns and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this Indenture, except as otherwise provided herein.

“United States” or “U.S.” means the United States of America (including the states and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

“United States Alien” means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

“U.S. Government Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

“Voting Shares” means shares of stock (or similar equity interests) of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation provided that, for the purposes hereof, shares of stock (or similar equity interests) that carry only the right to vote conditionally on the happening of an event shall not be considered voting shares whether or not such event shall have happened.

Section 1.2 Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate to the effect that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3 Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by a firm of accountants or an accountant in the employ of the Company.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Section 1.4 Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(c) The ownership of Securities and the principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

(d) If the Company shall solicit from the Holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5 Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 240 Greenwich Street, Floor 7E, New York, New York 10286, Attention: Corporate Trust - Client Services, or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing its Authorized Officers with the authority to provide such Instructions and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company, as applicable, whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 1.6 Notice to Holders of Securities; Waiver.

Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid or overnight courier requiring a signed receipt, to each Holder of a Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a holder of Securities in the manner herein prescribed shall be conclusively deemed to have been received by such holder, whether or not such holder actually receives such notice. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7 Language of Notices, Etc.

Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

Section 1.8 Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provisions shall control.

Section 1.9 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10 Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.11 Separability.

In case any provision in this Indenture shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12 Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and holders of Senior Indebtedness, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13 Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.14 Submission to Jurisdiction.

The Company hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City and State of New York or any federal court sitting in the Borough of Manhattan in the City and State of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and the Securities, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

Section 1.15 Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities other than a provision in the Securities that specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.16 Waiver of Jury Trial.

EACH OF THE COMPANY, THE HOLDERS OF SECURITIES, THE SECURITY REGISTRAR, THE PAYING AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

ARTICLE II

SECURITY FORMS

Section 2.1 Forms Generally.

The Securities, if any, of each series and Securities in global form, if any, shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities. If the forms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons.

The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

Section 2.2 Form of Trustee’s Certificate of Authentication.

The Trustee’s Certificate of Authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Authorized Signatory
Dated:

Section 2.3 Securities in Global Form.

If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons, as shall be specified therein or in the Company Order delivered to the Trustee pursuant to Section 3.3.

ARTICLE III

THE SECURITIES

Section 3.1 Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. All Securities shall be Registered Securities.

The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto. The Securities of each series shall be subordinated in right of payment to all Senior Indebtedness as provided in Article 13. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto prior to the issuance of Securities of any series:

(a) the title of the Securities and the series in which such Securities shall be included;

(b) the limit, if any, upon the aggregate principal amount of the Securities of such title and the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7);

(c) whether Securities of the series may be issued in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and conditions, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

(d) the date or dates on which the principal of such Securities is payable;

(e) the rate or rates at which such Securities shall bear interest, if any, or method by which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such securities shall be payable in respect of specified taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(f) the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable, where such Securities may be surrendered for registration of transfer, where such Securities may be surrendered for exchange and where notice and demands to or upon the Company, in respect of such Securities and this Indenture, may be served and where notices to Holders pursuant to Section 1.6 will be published;

(g) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company or a Holder, and the manner in which the particular Securities of any series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

(h) the obligation, if any, of the Company to redeem, repay or purchase such Securities pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of further sinking fund obligations) and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

(i) the denominations in which Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

(j) if other than the full principal amount thereof, the portion or, methods of determining the proportion, of the principal amount of such Securities that shall be payable upon acceleration of the Maturity thereof pursuant to Section 5.2;

(k) if the amount of payments of principal of (and premium, if any) or interest, if any, on, and Additional Amounts in respect of such Securities may be determined with reference to an index, formula or other method other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

(l) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

(m) the relative degree, if any, to which Securities of such series shall be senior to or be subordinated to other series of Securities or other Indebtedness of the Company in right of payment, whether such other series of Securities or other Indebtedness is outstanding or not;

(n) any Events of Default with respect to Securities of such series, if not otherwise set forth herein;

(o) whether the Securities of the series are issuable as a Global Security and, in such case, the identity of the Depositary for such series and the terms and conditions upon which Global Securities may be exchanged for certificated debt securities;

(p) the provisions, if any, relating to any collateral provided for the Securities of such series;

(q) the forms of the Securities of the series;

(r) any change in the right of the Trustee or the requisite Securityholders to declare the principal amount thereof due and payable pursuant to Section 6.01;

(s) any trustees, authenticating or Paying Agents, transfer agents or registrars, calculation agents or other agents with respect to the Securities of the series;

(t) any restrictions on the registration, transfer or exchange of the Securities of the series;

(u) whether the Securities will be convertible or exchangeable into shares of common stock or other securities or property of the Company and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, including the conversion or exchange price or method of determining the conversion or exchange price and the conversion or exchange period; and

(v) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, redemption dates and sinking fund dates, if any, and Stated Maturity, the date from which interest, if any, shall accrue, the amount that shall be payable upon the declaration of acceleration and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers’ Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

If any of the terms of the Securities of any series were established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of such series.

Section 3.2 Denominations.

Unless other denominations and amounts may from time to time be fixed by or pursuant to a Board Resolution, the Registered Securities of each series, if any, shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

Section 3.3 Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, President, any Vice President or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be executed by Electronic Means or in the form of a manual or facsimile signature. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. The signatures of the authorized signatory of the Trustee may be executed by Electronic Means or in the form of a manual or facsimile signature.

Securities bearing the electronic, manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication, together with the Board Resolution and Officers’ Certificate or supplemental indenture with respect to such Securities referred to in Section 3.1 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided with, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

(a) that the form and terms of such Securities have been established in conformity with the provision of this Indenture;

(b) that all conditions precedent set forth in this Indenture to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles; and

(c) as to such other matters as the Trustee may reasonably request;

provided, however, that if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Securities of such series.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, protections, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

If the Company shall establish pursuant to Section 3.1 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an authorized aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series and tenor to be represented by one or more Securities in global form, (ii) shall be registered, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Unless and until it is exchanged in whole or in part for Notes in certificated form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to CEDE & CO., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, CEDE & CO., has an interest herein.” Each Depositary designated pursuant to Section 3.1 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.2 or 6.14 executed by or on behalf of the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.4 Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities of such series that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form without coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Securities of such series and tenor.

Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Unless otherwise specified as contemplated by Section 3.1 with respect to a temporary Security in global form, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5 Registration, Transfer and Exchange.

With respect to the Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 10.2, a register (herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities of each series and of transfers of the Securities of each series. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers and exchanges of Securities as herein provided; provided, that the Company may, from time to time, designate (or change any designation of) any other Person or Persons to act as Security Registrar or co-Security Registrars with respect to the Securities of one or more series, with notice to the Trustee and as provided in Section 1.6 to the Holders. At all reasonable times the Security Register shall be open for inspection by the Company. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

Upon surrender for registration of transfer of any Security of any series at any office or agency of the Company maintained for that series pursuant to Section 10.2, the Company shall execute, and the Trustee, at the direction of the Company, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of an authorized denomination, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, in definitive form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency of the Company maintained for that series pursuant to Section 10.2. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee, at the direction of the Company, shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company, by Company Order, shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election pursuant to Section 3.1(c) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount and of like terms and tenor equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

The Company may at any time and in its sole discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual definitive Securities of such series and of the same terms and tenor, will authenticate and deliver individual Securities of such series in definitive form in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for individual Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of individual definitive Securities of such series, shall authenticate and deliver, without service charge:

(a) to the Depositary or to each Person specified by such Depositary a new individual Security or Securities of the same series and of the same tenor, of authorized denominations, in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Security in global form; and

(b) to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the individual Securities delivered to Holders thereof.

In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee pursuant to a Company Order will authenticate and deliver individual Securities in definitive registered form in authorized denominations.

Upon the exchange of a Security in global form for Securities in definitive form, at the direction of the Company, such Security in global form shall be cancelled by the Trustee. Securities issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered or to the Depositary.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee, at the direction of the Company, shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. The transferring Holder shall also provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation, any cost basis reporting obligations under Section 6405 of the Code. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.3 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

Section 3.6 Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee, at the direction of the Company, shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen.

If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 3.7 Payment of Interest; Interest Rights Preserved.

Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

(a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of such Securities at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

(b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

Interest on Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register or by wire transfer or other electronic means.

Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8 Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered upon the books of the Company as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.5 and 3.7) interest on and Additional Amounts with respect to, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

None of the Company, the Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any co-Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

Section 3.9 Cancellation.

All Securities surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee at the direction of the Company. No securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be cancelled by it in its customary manner unless by a Company Order the Company directs their return to it.

Section 3.10 Computation of Interest.

Except as otherwise contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11 CUSIP Numbers, ISINs, Etc.

The Company in issuing the Securities may use “CUSIP” numbers ISINs and “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers, ISINs and “Common Code” numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Indenture.

Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, rights, obligations, duties and immunities of the Trustee set forth in the last paragraph of this Section and any right to receive Additional Amounts, as provided in Section 10.4), and the Trustee, pursuant to a Company Order and at the expense of the Company, shall execute proper instructions acknowledging satisfaction and discharge of this Indenture, when:

(a) either:

(i) all Securities theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6, and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(ii) all such Securities not theretofore delivered to the Trustee for cancellation:

(1) have become due and payable, or

(2) will, by their terms, become due and payable at their Stated Maturity within one year, or

(3) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge, or U.S. Government Obligations, maturing as to principal and paying interest in such amounts and at such times as will insure the availability of cash sufficient to pay and discharge, the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so by Company Order with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Holders under Section 10.1 (or the obligations of any guarantor or other obligor with respect to the payment of principal, premium, if any, and interest, as set forth in any supplemental indenture) and to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive such satisfaction and discharge.

Section 4.2 Application of Trust Money.

Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest and Additional Amounts for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

ARTICLE V

REMEDIES

Section 5.1 Events of Default.

“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest on or any Additional Amounts payable in respect of any of the Securities of such series as and when such interest or Additional Amounts becomes due and payable, and continuance of such default for a period of 30 days; or

(b) default in the payment of all or any part of the principal of (and premium, if any, on) any of the Securities of such series as and when the same becomes due and payable at Maturity, upon redemption, because of acceleration or otherwise, or default in the deposit of any sinking fund payment, when and as due and payable by the terms of any of the Securities of such series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; provided further, that no Event of Default shall occur if the failure to make payment when due and payable results solely from nonpayment by reason of mistake, oversight or transfer difficulties and does not continue beyond three business days; or

(c) default in the performance, or breach, of any covenant, warranty or agreement in respect of the Securities of such series in this Indenture or any supplemental indenture (other than a covenant, warranty or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, return receipt requested or overnight courier requiring a signed receipt, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or seeking the appointment of a receiver, liquidator, custodian, trustee, sequestrator or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

(f) any other Event of Default provided for with respect to Securities of that series.

Section 5.2 Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to the Securities of any series at the time Outstanding (other than an Event of Default specified in Section 5.1(d) or (e)) occurs and is continuing, then, and in each and every case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of all Securities of such series, or such lesser amount as may be provided for in the Securities of such series, and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become due and payable immediately.

If an Event of Default specified in Section 5.1(d) or (e) occurs and is continuing, then, and in each and every such case, unless the principal of all the Securities shall have already become due and payable, the entire principal of all the Outstanding Securities, or such lesser amount as may be provided for in the Securities of any series, and interest accrued thereon shall automatically become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder.

At any time after a declaration of acceleration (other than resulting from an Event of Default specified in Section 5.1(d) or (e)) with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences if:

(a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

(i) all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of that series,

(ii) the principal of (and premium, if any, on) any Securities of that series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

(iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

(iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(b) all Events of Default with respect to the Securities of that series, other than the non-payment of the principal of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon. In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, protections, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(a) default is made in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

(b) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and Additional Amounts, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4 Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of that series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding; and

(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

Section 5.5 Trustee May Enforce Claims Without Possession of Securities.

All rights of action and of asserting claims under this Indenture or under any of the terms established with respect to Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6 Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest and any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any), interest and Additional Amounts, respectively; and

THIRD: The balance, if any, to the Company, its successors or assigns or to whomever may be lawfully entitled to receive them or as a court of competent jurisdiction may direct.

Section 5.7 Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default and the continuance thereof, with respect to the Securities of that series specifying such Event of Default, as hereinbefore provided;

(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest on and any Additional Amounts in respect of such Security on the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.9 Restoration of Rights and Remedies.

If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative.

Except as provided in Section 5.7 and except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default occurring and continuing aforesaid shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities.

Section 5.12 Control by Holders of Securities.

The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided, that

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and

(c) such direction is not unduly prejudicial to the rights of other Holders of Securities of such series.

Section 5.13 Waiver of Past Defaults.

Prior to a declaration of acceleration of the Maturity of the Securities of any series as provided in Section 5.2 (other than resulting from an Event of Default specified in Section 5.1(d) or (e)), the Holders of not less than a majority in aggregate principal amount of Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default with respect to such series and its consequences, except a default:

(a) in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

(b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14 Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of (and premium, if any) or interest on or any Additional Amounts in respect of any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or interest on any overdue principal of any Security.

ARTICLE VI

THE TRUSTEE

Section 6.1 Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default known to the Trustee,

(i) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2 Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; provided, further, that in the case of any default of the character specified in Section 5.1(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default, with respect to Securities of such series. A default shall not be considered known to a Responsible Officer of the Trustee unless (i) it is a default in the payment of principal (and premium, if any) or interest when due under Section 5.1(a) or (b), (ii) a Responsible Officer of the Trustee has actual knowledge thereof or (iii) a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee and such notice references the Securities and the Indenture, in accordance with this Indenture, from the Company or from the holders of at least 25% in principal amount of the outstanding Securities of the series to which the default relates.

Section 6.3 Certain Rights of Trustee.

Except as otherwise provided in Section 6.1:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3, 3.5 or 3.6, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers’ Certificate, an Opinion of Counsel, or both;

(d) the Trustee may consult with counsel, investment bankers, accountants or other professionals of its selection and the advice of such counsel, investment bankers, accountants or other professionals or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct;

(i) whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate and delivered to the Trustee and such Officers’ Certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

(j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, whether as agent or otherwise, and to each agent, custodian and other person employed to act hereunder;

(k) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(l) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective or whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(m) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture; and

(n) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, (i) any act or provision of any present or future law or regulation or governmental authority, (ii) any act of God, (iii) natural disaster, (iv) war, (v) terrorism, (vi) civil unrest, (vii) accidents, (viii) labor dispute, (ix) disease, (x) epidemic or pandemic, (xi) quarantine, (xii) national emergency, (xiii) loss or malfunction of utility or computer software or hardware, (xiv) communications system failure, (xv) malware or ransomware or (xvi) unavailability of the Federal Reserve Bank wire or telex system or other wire or other funds transfer systems, or (xvii) unavailability of any securities clearing system; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.4 Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5 May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6 Money Held in Trust.

Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.7 Compensation and Reimbursement.

The Company agrees:

(a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements, charges and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

(c) to fully indemnify the Trustee and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability, claim, damage or expense incurred without negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on or any Additional Amounts with respect to the Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture.

Section 6.8 Disqualifications; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of Section310(h) of the Trust Indenture Act and this Indenture.

Section 6.9 Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times, be a corporation organized and doing business under the laws of the United States of America, or any states or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10 Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

(b) The Trustee or any successor hereafter appointed may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation to the Holders of Securities, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by an officer or officers of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d) If at any time:

(i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder of a Security, or

(iii) The Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor Trustee with respect to such Securities.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall have been appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 6.11, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor Trustee with respect to such Securities.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11 Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee;

but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

(c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

(e) Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall transmit notice of the succession of such trustee hereunder to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, by sale or otherwise, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13 Preferential Collection of Claims Against Company.

The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

Section 6.14 Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which the Company or the Trustee shall have the right to appoint, that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, by sale or otherwise, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint an eligible successor Authenticating Agent that shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section.

The provisions of Sections 3.8, 6.4 and 6.5 shall be applicable to each Authenticating Agent.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
As Authenticating Agent

By:
Authorized Signatory

Dated:

If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section 1.2) by the Company, shall appoint in accordance with this Section 6.14 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

ARTICLE VII

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1 Company To Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee:

(a) on a semi-annual basis not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such record date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

Section 7.2 Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee for each series as provided in Section 7.1, and (ii) received by the Trustee for each series in the capacity of Security Registrar if the Trustee is then acting in such capacity. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b) If three or more Holders of Securities of any series (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee proof satisfactory to the Trustee that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication, which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

(i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

(ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to each Holder of Securities whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication, which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

Section 7.3 Reports by Trustee.

(a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed (if so listed), with the Commission.

Section 7.4 Reports by the Company.

The Company shall:

(a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(b) file with the Trustee and Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(c) transmit to Holders within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE VIII

CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 8.1 Consolidations and Mergers of Company and Sales, Leases and Conveyances Permitted Subject to Certain Conditions.

Notwithstanding anything contained herein or in any of the Securities, the Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation organized and existing under the laws of the United States of America or a State thereof; provided, that in any such case, either the Company shall be the continuing corporation, or the successor corporation shall be a corporation and such successor corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any), any interest on, and any Additional Amounts payable pursuant to Section 10.4 with respect to, all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such successor corporation.

Section 8.2 Rights and Duties of Successor Corporation.

In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

Section 8.3 Officers’ Certificate and Opinion of Counsel.

The Trustee, subject to the provisions of Sections 6.1 and 6.3, may receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption and any such supplemental indenture, if any, complies with the provisions of this Article and that all conditions precedent herein provided relating to such transactions have been complied with.

ARTICLE IX

SUPPLEMENTAL INDENTURE

Section 9.1 Supplemental Indentures without Consent of Holders.

Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

(b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(c) to change or eliminate any restrictions on the payment of principal (or premium, if any) on Securities or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(d) to change or eliminate any provision of this Indenture; provided, that any such change or elimination (i) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (ii) shall not apply to any Security Outstanding; or

(e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the Securityholders of any series of Securities; or

(f) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated form; or

(g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

(h) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not adversely affect the interest of the Holders of Securities of any series in any material respect; or

(i) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

(j) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities stating that such Events of Default are expressly being included solely to be applicable to such series); or

(k) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act; provided, that such action shall not adversely affect the interest of the Holders of the Securities of any series in any material respect; or

(l) to provide for the guarantee, or to secure, of all or any series of Securities.

Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.2.

Section 9.2 Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental Indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Additional Amounts pursuant to Section 10.4 (except as contemplated by Section 8.1 and permitted by Section 9.1(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(c) modify any of the provisions of this Section or Section 5.13 or 10.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

(d) adversely affect the right to repayment, if any, of Securities of any series at the option of the Holders thereof.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3 Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be given, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel and Officers’ Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 9.4 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith, and such supplemental indenture shall be and be deemed to be form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5 Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6 Effect on Senior Indebtedness.

No supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article 13 in any manner which might terminate or impair the subordination of the Securities of any series to Senior Indebtedness with respect to such series without the prior written consent of the holders of such Senior Indebtedness.

Section 9.7 Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE X

COVENANTS

Section 10.1 Payment of Principal, Premium, if any, and Interest.

The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. An installment of principal (premium, if any), or interest shall be considered paid on the applicable due date if on such date the Trustee holds, in accordance with this Indenture, money sufficient to pay all of such installment then due.

Section 10.2 Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands; provided, however, that nothing herein shall be construed to appoint the Trustee as an agent of the Company for the service of legal process.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Unless otherwise set forth in a Board Resolution or indenture supplemental hereto with respect to a series of Securities, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company’s office or agency for each of such purposes in such city.

Section 10.3 Money for Securities Payments To Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to Holders of Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. In the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee. Any unclaimed funds held by the Trustee pursuant to this section shall be held uninvested and without any liability for interest.

Section 10.4 Additional Amounts.

If the Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of any series Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the terms of such Security and this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made, and at least 10 days prior to each date of payment of principal (and premium, if any) or interest, if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate), the Company will furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Security and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section.

Section 10.5 Statement as to Compliance; Notice of Certain Defaults.

(a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 1.2, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that:

(i) a review of the activities of the Company and its subsidiaries during such year and of performance under this Indenture has been made under his supervision, and

(ii) to the best of his knowledge, based on such review, (a) the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing that is, or after notice or lapse of time or both would become, an Event of Default, or, if such event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

(b) The Company will deliver to the Trustee within five days after the occurrence thereof, written notice of any event that after notice or lapse of time or both would become an Event of Default pursuant to clause (d) of Section 5.1.

Section 10.6 Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 9.1(b) or 9.1(e) for the benefit of the Holders of such series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE XI

REDEMPTION OF SECURITIES

Section 11.1 Applicability of Article.

Securities of any series that are redeemable at the option of the Company before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) this Article. Securities of any series that are redeemable at the option of the Holder before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) Sections 11.5 and 11.6 of this Article.

Section 11.2 Election to Redeem; Notice to Trustee

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, not less than 10 days and not more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the principal amount of Securities of such series to be redeemed and the relevant terms of the Securities to be redeemed. The election of a Holder to redeem any Securities shall be evidenced by a writing by a Holder sent to the Trustee and the Company not less than 10 days and not more than 60 days prior to the Redemption Date fixed by the Holder in such notice (unless a shorter notice period shall be satisfactory to the Trustee). Such notice shall notify the Trustee and the Company of such Redemption Date, the principal amount of Securities of such series to be redeemed and any relevant terms of the Securities of such series to be redeemed.

Section 11.3 Selection by Trustee of Securities To Be Redeemed.

If less than all the Securities of any series having the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem appropriate and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof that is also an authorized denomination) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series.

The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities that has been or is to be redeemed.

Section 11.4 Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 1.6, not less than 10 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed (which shorter period shall be acceptable to the Trustee), to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof. Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

All notices of redemption shall state:

(a) the Redemption Date,

(b) the Redemption Price (or the method of calculating the Redemption Price) and accrued interest, if any,

(c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed,

(d) in case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(e) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

(f) the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price, and

(g) that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 1.6 need not identify particular Securities to be redeemed.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request and provision of such request at least 11 days (or such shorter period as the Trustee may agree) prior to the notice being sent by the Trustee, by the Trustee in the name and at the expense of the Company.

Section 11.5 Deposit of Redemption Price.

On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof that are to be redeemed on that date.

Section 11.6 Securities Payable on Redemption Date.

Notice of redemption having been given by the Holder to the Company and Trustee pursuant to Section 11.2 or to the Holder by the Company or the Trustee pursuant to Section 11.4, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 3.7.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7 Securities Redeemed in Part.

Any Security that is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE XII

SINKING FUNDS

Section 12.1 Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.1 for Securities of such series or as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.2 Satisfaction of Sinking Fund Payments with Securities.

The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of a series to be made pursuant to the terms of such Securities as provided for by the terms of such series, (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption) theretofore purchased or receive credit for Securities (not previously so credited) theretofore purchased by the Company and delivered to the Trustee for cancellation pursuant to Section 3.9, and (2) apply as a credit Securities of such series that have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If, as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 12.2, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment; provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 12.3 Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 12.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. Not less than 15 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

ARTICLE XIII

SUBORDINATION

Section 13.1 Agreement to Subordinate.

The Company covenants and agrees, and each Holder of Securities issued hereunder and under any indenture supplemental hereto or pursuant to a Board Resolution and Officer’s Certificate (“Additional Provisions”) by such Holder’s acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

The payment by the Company of the principal of, any premium and interest on and any Additional Amounts with respect to all Securities of each series issued hereunder and under any Additional Provisions shall, to the extent and in the manner hereinafter set forth, be subordinate in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

Section 13.2 Default on Senior Indebtedness.

In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other amount due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption and sinking fund payments) of, any premium or interest on, or any Additional Amounts with respect to, the Securities.

In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 13.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of such Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Indebtedness.

Section 13.3 Liquidation; Dissolution; Bankruptcy.

Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal of, premium or interest on, or Additional Amounts with respect to, the Securities; and upon any such dissolution, winding-up, liquidation or reorganization, or in any such bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of such Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of such Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all such Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

For purposes of this Article, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities of the relevant series to the payment of all Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in this Article shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.3 if such other Person shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in this Article. Nothing in Section 13.2 or in this Section 13.3 shall apply to claims of or payments to, the Trustee under or pursuant to Section 6.7 of this Indenture.

Section 13.4 Subrogation.

Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until the principal of, any premium and interest on, and any Additional Amounts with respect to, the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness on the other hand.

Nothing contained in this Article or elsewhere in this Indenture, any Additional Provisions or in the Securities of any series is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, any premium and interest on, and any Additional Amounts with respect to, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article 6 of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 13.5 Trustee to Effectuate Subordination.

Each Holder of Securities by such Holder’s acceptance thereof authorizes and directs the Trustee on such Holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder’s attorney-in-fact for any and all such purposes.

Section 13.6 Notice by the Company.

The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture or any Additional Provisions, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

The Trustee, subject to the provisions of Article 6 of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities of any series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 13.7 Rights of the Trustee; Holders of Senior Indebtedness.

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture or any Additional Provisions shall deprive the Trustee of any of its rights as such holder.

With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture or any Additional Provisions against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Article 6 of this Indenture, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of the Securities, the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

Section 13.8 Subordination May Not Be Impaired.

No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Securities, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

AMBAC FINANCIAL GROUP, INC.

By:	/s/ Stephen Ksenak
Name: Stephen Ksenak
Title: Senior Managing Director and General Counsel

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
Authorized Officer

Dated:	August 1, 2024

[Signature Page to Subordinated Indenture]